TROPICAL SPORTSWEAR INT'L CORPORATION



                              4902 W. WATERS AVENUE
                            TAMPA, FLORIDA 33634-1302



                                                                 January 7, 2000


Dear Shareholder:

                You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Tropical Sportswear Int'l Corporation (the "Company") which will be held at the offices of the Company, 4902 Waters Avenue, Tampa, Florida, on Wednesday, February 2, 2000 at 10:00 a.m. local time.


                We look forward to your attendance at the Annual Meeting so that you can learn more about your Company and become better acquainted with members of the Board of Directors and management team. The items of business which are being presented for a vote by the holders of Common Stock at the Annual Meeting are (i) the election of two directors of the Company, (ii) approval of the Company's proposed 2000 Long Term Incentive Plan; and (iii) ratification of the selection of the Company's auditor for the fiscal year ending September 30, 2000, all as explained in the accompanying Proxy Statement. Even if you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.


                If you have any questions about the Proxy Statement or the accompanying 1999 Annual Report, please contact Mr. Michael Kagan at (813) 249-4900.



                                   Sincerely,

                                   /s/ William W. Compton
                                   William W. Compton
                                   Chairman of the Board of Directors

                      TROPICAL SPORTSWEAR INT'L CORPORATION
                              4902 W. WATERS AVENUE
                            TAMPA, FLORIDA 33634-1302

                      NOTICE TO THE HOLDERS OF COMMON STOCK
                      OF THE ANNUAL MEETING OF SHAREHOLDERS
                         to be held on February 2, 2000

        Notice is hereby given to the holders of the common stock, $.01 par value per share (the "Common Stock"), of Tropical Sportswear Int'l Corporation (the "Company") that the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") will be held at the offices of the Company, 4902 W. Waters Avenue, Tampa, Florida 33634-1302, on Wednesday, February 2, 2000, at 10:00 a.m., local time, for the following purposes:


         (i) To elect two directors to serve until the 2003 Annual Meeting of Shareholders;

         (ii)  To approve the Company's proposed 2000 Long Term Incentive Plan;

         (iii) To ratify the selection of Ernst & Young LLP as the Company's independent certified public accountants for the fiscal year ending September 30, 2000; and

         (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Information relating to the Annual Meeting and the election of directors is set forth in the attached Proxy Statement.

         Only those shareholders of record at the close of business on December 15, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Tampa, Florida.



                               By Order of the Board of Directors,



                               /s/ Michael Kagan
                               Michael Kagan
January 7, 2000                Secretary





         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                      TROPICAL SPORTSWEAR INT'L CORPORATION

                              4902 W. WATERS AVENUE

                            TAMPA, FLORIDA 33634-1302


                                                                 January 7, 2000


                                 Proxy Statement
                           For Holders of Common Stock
                       For Annual Meeting of Shareholders
                         to be Held on February 2, 2000


                                  INTRODUCTION

        This Proxy Statement is furnished to holders of the common stock, $.01 par value per share ("Common Stock"), of Topical Sportswear Int'l Corporation, a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the 2000 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the office of the Company, 4902 W. Waters Avenue, Tampa, Florida 33634-1302, on Wednesday, February 2, 2000, and at any adjournments thereof (the "Annual Meeting").

        With respect to the holders of Common Stock, the Annual Meeting will be held for the following purposes:

         (i) To elect two directors to serve until the 2003 Annual Meeting of Shareholders;

         (ii)  To approve the  Company's proposed 2000 Long Term Incentive Plan;

         (iii) To ratify the selection of Ernst & Young LLP as the Company's independent certified public accountants for the fiscal year ending September 30, 2000; and

         (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


        This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about January 7, 2000.


Shareholders Entitled to Vote

        Only shareholders of record of the Company at the close of business on December 15, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote. On the Record Date, there were 7,622,255 shares of the Common Stock issued and outstanding held by approximately 98 shareholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum and Voting Requirements

        The holders of record of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and votes withheld from any nominee will be considered to be "votes entitled to be cast" and therefore will be counted as present for purposes of determining the presence or absence of a quorum. Broker non-votes will not be considered to be "votes entitled to be cast" and will not be counted as present for quorum purposes. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokers have not received specific instructions from their customers as to certain proposals and as to which the brokers advised the Company that they lack voting authority. Although there are no controlling precedents under Florida law regarding the treatment of broker non-votes, the Company intends to apply the principles set for herein.

        Proposal I: Election of Directors. The election of two directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of directors, shareholders may (1) vote "for" each of the nominees, (2) withhold authority for each of such nominees, or
(3) withhold authority for specific nominees but vote for the other nominees. Because the directors are elected by a plurality of the votes cast by the shares represented and entitled to vote, an abstention from voting or a broker non-vote will have no effect on the outcome of the election of directors.


        Proposals II and III: Approval of the 2000 Long Term Incentive Plan and Ratification of Auditors. The approval of the Company's proposed 2000 Long Term Incentive Plan and the ratification of Ernst & Young LLP as the Company's independent certified public accountants will require that the votes cast by the shares of Common Stock represented and entitled to vote at the Annual Meeting in favor of the proposal exceed the votes against the proposal. With respect to these proposals, shareholders may (1) vote "for" each proposal, (2) vote "against" each proposal, or (3) abstain from voting. An abstention or a broker non-vote will have no effect on the outcome of these proposals.

Proxies

        If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR (I) THE ELECTION OF ALL DIRECTOR NOMINEES, (II) THE APPROVAL OF THE COMPANY'S PROPOSED 2000 LONG TERM INCENTIVE PLAN, and (III) THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

        The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "Commission"), the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals presented by shareholders for consideration at the Annual Meeting that were submitted to the Company after November 20, 1999. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director if a director nominee named in Proposal I is unable to serve for good cause and will not serve, and on matters incident to the conduct of the Annual Meeting.

        A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: Tropical Sportswear Int'l Corporation, 4902 W. Waters Avenue, Tampa, Florida 33634-1302, Attention: Mr. Michael Kagan, Secretary.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS


         The Company's Board of Directors is divided into three classes each consisting of three members, with each class serving three-year terms expiring at the third annual meeting of shareholders after their elections. Due to the recent resignation of one of the Company's directors, the Board of Directors has only nominated two members to serve as Class III directors of the Company for a three-year term ending 2003, and until each of their respective successors is duly elected and qualified. As a result, The Board of Directors decided to reduce the size of Class III from three to two members effective as of the Annual Meeting. The Board of Directors has initiated the process of securing the nomination of a third suitable candidate to serve as Class III director. It is the intention of the Board of Directors to continue to search for a suitable candidate, and, if such a person is identified, the Board of Directors intends to act to increase the size of Class III to three members and elect such person to fill the then created vacancy until the next annual meeting of shareholders in 2001. In the event any of the nominees to Class III is unable to serve, the person designated as proxy will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve.

         Pursuant to the Company's Amended and Restated Articles of Incorporation (the "Articles"), Accel, S.A. de C.V. ("Accel") currently has the right to nominate two persons to stand for election to the Company's Board of Directors. In addition, separate family partnerships controlled by William W. Compton, Chairman of the Board and Chief Executive Officer of the Company, and Michael Kagan, Vice Chairman of the Board, Executive Vice President, Chief Financial Officer and Secretary of the Company, each currently have the right to nominate one person to stand for election to the Company's Board of Directors. Moreover, pursuant to a shareholders' agreement among Accel and Messrs. Compton and Kagan and their respective family limited partnerships, all shares of Common Stock owned or controlled by such persons or entities will be voted in favor of the election of the persons nominated by such persons and entities pursuant to their rights under the Articles. Only one of the nominees, Mr. William W. Compton, has been nominated pursuant to these provisions. He will receive the favorable votes of Accel and Messrs. Vallina-Laguera and Kagan and their respective family limited partnerships.


         The Board of Directors recommends that the shareholders vote FOR each Director nominee. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

         The following paragraphs set forth the names of the Directors of the Company, their ages, their positions with the Company, and their principal occupations and employers for at least the last five years. For information concerning directors' ownership of Common Stock, see "Stock Ownership."

Nominees for Director

         The Board of Directors has nominated the following individuals for election by the holders of Common Stock as directors of the Company:


                             Term to Expire in 2003


         Jesus Alvarez-Morodo. Mr. Alvarez-Morodo, age 53, has served as a Director of the Company and its predecessors since November 1989. He has been Vice Chairman of the Board of Elamex S.A. de C.V. ("Elamex"), a manufacturing company controlled by Accel since 1995 and a Director since 1990. Accel is a publicly traded Mexican holding company having subsidiaries engaged in warehousing, distribution and manufacturing. He has been President and Chief Executive Officer of Accel since 1992 and has held various positions with Accel and its predecessor, Grupo Chihuahua, S.A. de C.V. ("Grupo Chihuahua"), and its subsidiaries since 1982, including Vice President from 1989 to 1992 and Vice Chairman since 1999. Mr. Alvarez-Morodo was a Director of El Paso State Bank from 1989 to 1992.

         William W. Compton. Mr. Compton, age 56, has served as Chairman of the Board, Chief Executive Officer and a Director of the Company and its predecessors since November 1989. He also served as President of the Company and its predecessors from November 1989 to November 1994. Mr. Compton has over 30 years of experience in the apparel industry. Mr. Compton serves as First Vice Chairman and Treasurer of the American Apparel Manufacturers Association and is a member of the Board of Directors for the Center for Entreprenuership for Brigham Young University.

Directors Continuing in Office

         The following members of the Board of Directors of the Company will continue in office after the Annual Meeting:

                             Term to Expire in 2002

         Leslie J. Gillock. Ms. Gillock, age 43, has served as a Director of the Company since August 1997. Ms. Gillock has served as Vice President Brand Management of Spring Industries, Inc. since October 1999. Previously, she served in various capacities with Fruit of the Loom, Inc. from 1978 until June 1998, including Vice President of Marketing between March 1995 and June 1998, Director of Marketing from January 1993 through February 1995, and Marketing Manager for Intimate Apparel from January 1989 through December 1992. She has over 20 years experience in the apparel industry.

         Donald H. Livingstone. Mr. Livingstone, age 57, has served as a Director of the Company since August 1997. He also has served as a Director of the Eureka Family of Mutual Funds since August 1997, and as a director of California Independent Bankcorp since October 1998. He has been a Teaching Professor at the Brigham Young University Marriott School of Management and the Director of its Center for Entrepreneurship since September 1994. From 1976 through March 1995, he was a partner with Arthur Andersen LLP. He joined Arthur Andersen LLP in 1966.

         Eloy S. Vallina-Laguera. Mr. Vallina-Laguera, age 62, has served as a Director of the Company and its predecessors since November 1989. He has been Chairman of the Board of Accel and Grupo Chihuahua, since its inception in 1979. Mr. Vallina-Laguera has been Chairman of the Board of Elamex since 1990. Mr. Vallina-Laguera was Chairman of Banco Commercial Mexicano, later Multibanco Comermex, one of Mexico's largest commercial banks at that time, from 1971 until its expropriation in 1982.


                             Term to Expire in 2001


         Michael Kagan. Mr. Kagan, age 60, has served as Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since November 1989. He was also Treasurer of the Company from November 1989 to January 1998. Mr. Kagan has more than 30 years experience in the apparel industry. Prior to joining the Company, Mr. Kagan served as Senior Vice President of Finance for Munsingwear, Inc. and as Executive Vice President and Chief Operating Officer of Flexnit Company, Inc., a manufacturer of women's intimate apparel.

         Leon H. Reinhart. Mr. Reinhart, age 56, has served as a Director of the Company since August 1997. Mr. Reinhart has been President, Chief Executive Officer and a director of First National Bank based in San Diego, California since May 1996. Prior to such time, he served as Chief Credit Officer and Deputy General Manager of Citibank, Mexico from 1988 through April 1996. Mr. Reinhart's experience includes more than twenty years as a financial executive with Citibank, N.A. and its affiliates in a variety of domestic and international positions.

         Charles J. Smith. Mr. Smith, age 72, was a director of Farah from March 1994 until the Farah Acquisition. For more than five years prior to his retirement in 1994, Mr. Smith served in various capacities with Crystal Brands, Inc., an apparel manufacturer and marketer, most recently as an Executive Vice President. Since then, Mr. Smith has served as a consultant to various apparel companies. In May 1995, Mr. Smith became a partner and director of Phoenix Apparel Group, Inc., a privately-held apparel sourcing and consulting company. In connection with the Farah Acquisition, Mr. Smith became a Director of the Company in June 1998.

Meetings of the Board of Directors and Committees

        Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Florida and the Bylaws of the Company. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, and the Board of Directors has appointed standing Audit, Compensation, Stock Option and Executive Committees of the Board of Directors.

        The Board of Directors as a whole functions as the nominating committee to select nominees for election as directors of the Company. The Board of Directors will consider nominees submitted by holders of Common Stock if submitted to the Company on or before September 5, 2000. See "Shareholder Proposals for 2000 Annual Meeting of Shareholders."

        The Board of Directors held four meetings during the fiscal year ending October 2, 1999 ("Fiscal 1999"). Each director attended all of the meetings of the Board of Directors.

         Audit Committee. The Audit Committee is comprised of Messrs. Alvarez-Morodo, Smith and Livingstone, and Ms. Gillock and met four times in Fiscal 1999. The Audit Committee is responsible for reviewing the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest.

        Compensation Committee. The Compensation Committee is comprised of Messrs. Compton, Reinhart and Vallina-Laguera and Ms. Gillock and met once in Fiscal 1999. The Compensation Committee is responsible for establishing the compensation of the Company's directors and officers, including salaries, bonuses, termination arrangements, and other executive officer benefits.

        Stock Option Committee. The Stock Option Committee is comprised of Ms. Gillock and Messrs. Reinhart and Vallina-Laguera and met twice in Fiscal 1999. The Stock Option Committee is responsible for the administration of both the Company's Employee Stock Option Plan (the "Employee Plan"), including the recipients, amounts and terms of stock option grants thereunder, and the Company's 1996 Stock Option Plan (the "1996 Plan").

        Executive Committee The Executive Committee is responsible for performing all tasks of the Board of Directors on behalf of the Board between meetings of the Board to the extent permitted by the Company's Bylaws and Florida law. The Executive Committee is comprised of Messrs. Alvarez-Morodo, Compton, Kagan, Vallina-Laguera and Livingstone.


Compensation of Directors

        Directors who are executive officers of the Company receive no compensation as such for service as members of either the Board of Directors or committees thereof. Directors who are not executive officers of the Company received $1,500 per Board and/or committee meeting attended thereafter, plus reimbursement of reasonable expenses. The outside directors are also eligible to receive options to purchase Common Stock under the Company's Non-Employee Director Stock Option Plan.

Executive Officers of the Company

         The following table sets forth the names of the executive officers of the Company, other than Messrs. Compton and Kagan, who are discussed above, their ages, their positions with the Company and their principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of Common Stock, see "Stock Ownership."


         Richard J. Domino. Richard J. Domino, age 51 joined the Company in 1988 and has served as President of the Company since 1994. Mr. Domino served as Senior Vice President of Sales and Marketing from January 1994 to October 1994 and Vice President of Sales from December 1989 to December 1993. He has over 24 years experience in apparel-related sales and marketing. Before joining the Company, Mr. Domino was employed by Thomson Sportswear, Inc., a men's apparel manufacturer and marketer, as its Sales Manager for the Northwest Territory, and by Haggar Corp., a men's apparel manufacturer and marketer, as its New Jersey Salesman.


        Michael R. Mitchell. Michael R. Mitchell, age 46, serves as President of Savane International Corp. He served as President of Farah Incorporated from March 1994 until the Farah Acquisition. Mr. Mitchell was employed by Farah since 1981 in various sales and marketing capacities. He also served on the Farah Board of Directors from March 1994 until the merger with the Company in 1998.

Executive Compensation


        Summary Compensation Information. The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended October 3, 1999, October 3, 1998 and September 27, 1997, for (i) the Chief Executive Officer of the Company; and (ii) each of the three other most highly compensated executive officers of the Company whose total salary and bonus for the fiscal year ended October 2, 1999, exceeded $100,000 (collectively, the "Named Executive Officers").



                                                          Summary Compensation Table

                                                                               Long Term
                                                                             Compensation
                                                                          --------------------
                                                                                Awards
                                             Annual Compensation              Securities
Name and                                                                      Underlying            All Other
Principal Position             Year             Salary Bonus                 Options/SARs         Compensation

William W. Compton             1999       $550,000         $250,000               72,100            $17,679  (2)
  Chairman of the Board and    1998        434,096          493,350              104,400              9,822  (1)(2)
  Chief Executive Officer      1997        390,000          429,000               23,500             22,640  (1)(2)


Richard J. Domino              1999       $325,000         $     --               40,000             $7,695  (3)
  President                    1998        254,848          258,750               35,300               --
                               1997        225,000          225,000                8,000               --

Michael R Mitchell             1999       $320,000         $200,000               45,000             $4,391  (4)
  President                    1998        300,000          100,000               10,000            563,243  (4)
  Savane International Corp.   1997        280,000                -                    -              3,159  (4)

Michael Kagan                  1999       $300,000         $100,000               50,000            $29,158  (5)
  Vice Chairman of the Board,  1998        239,178          197,800               61,100              5,260  (2)(5)
  Executive Vice President     1997        215,000          172,000               13,800             19,343  (2)(5)
  and Chief Financial Officer



---------------------------------
(1) Includes $4,167 and $15,000 in director's fees for fiscal 1998 and 1997, respectively and $17,679, $5,655 and $7,640 in grossed up premiums for term life insurance for fiscal 1999, 1998 and 1997, respectively, for the benefit of Mr. Compton and his family.
(2) Following the Company's initial public offering in October 1997, directors who are executive officers of the Company were no longer eligible to receive compensation for services as members of either the Board of Directors or committees thereof.
(3) Includes $7,695 in grossed up premiums for term life insurance policies for fiscal 1999.
(4) Includes $2,843, $2,132 and $1,611 in grossed up premiums for term life insurance policies for fiscal 1999, 1998 and 1997, respectively; $1,548, $1,548 and $1,548 for split dollar life insurance policies for fiscal 1999, 1998 and 1997, respectively; and $559,563 in a cash payout for Farah Incorporated common stock in 1998 related to the merger.
(5) Includes $2,500 and $15,000 in director's fees for fiscal 1998 and 1997, respectively and $29,158, $2,760 and $4,343 in grossed up premiums for term life insurance for fiscal 1999, 1998 and 1997, respectively, for the benefit of Mr. Kagan and his family.



                                                                  Option Grants in Last Fiscal Year

                                                    Individual Grant
                             ----------------------------------------------------------------

                                Number of       Percent of                                    Potential Realizable Value at
                               Securities      Total Options                                     Assumed Annual Rates of
                               Underlying       Granted to        Exercise                      Stock Price Appreciation
                                 Options       Employees in          Or         Expiration           for Option Term
Name                             Granted        Fiscal Year      Base Price        Date            5%            10%
----                             -------        -----------      ----------        ----            --            ---


William W. Compton                9,227              2.4%          $21.7250     11/13/2003     $32,124       $   93,032
                                 20,773              5.4%          $21.7250     11/13/2008     216,988          612,833
                                 42,100             11.0%          $18.5625      7/22/2009     375,747        1,061,210



Richard J Domino                 20,000              5.2%          $19.7500     11/13/2008     248,413          629,528
                                 20,000              5.2%          $16.8750      7/22/2009     212,252          537,888


Michael R. Mitchell              45,000             11.8%          $16.8750      7/22/2009     477,567        1,210,248


Michael Kagan                    25,000              6.5%          $19.7500     11/13/2008     310,517          786,910
                                 25,000              6.5%          $16.8750      7/22/2009     265,315          672,360






                                                 Fiscal Year-End Option Values


                                                                              Value of Unexercised
                                   Number of Securities Underlying                In-the-Money
                                         Unexercised Options                        Options
   Name                                   At Fiscal Year-End                 At Fiscal Year-End (1)
                                    Exercisable       Unexercisable      Exercisable      Unexercisable

   William W. Compton                92,567            107,433             $313,836          $442,678

   Richard J. Domino                 17,101             66,199              123,433           218,342

   Michael R. Mitchell                3,334             51,666                    0            84,375

   Michael Kagan                     54,567             70,333              260,252           312,898

---------------------------------
(1) Represents the fair market value of a share of Common Stock as of October 1, 1999 of $18.75, less the option exercise price, multiplied by the total number of exercisable or unexercisable options.

         Employment Arrangements.

         The Company has employment agreements with each of Messrs. Compton, Kagan and Domino, which became effective as of the completion of the initial public offering in October 1997.


         William W. Compton. The employment agreement with Mr. Compton provides for an initial term ending in 2002, with automatic renewals beginning at the end of the third year such that there shall remain at all times thereafter a rolling two-year term of employment. Notwithstanding the foregoing, in the event the agreement has not otherwise been terminated, it will terminate automatically at the end of the Company's fiscal year in which Mr. Compton reaches age 65. The agreement provides for an annual base salary (currently $600,000) subject to a minimum annual increase equal to the increase in the Consumer Price Index for all Urban Consumers - All Items Index for Tampa, Florida ("CPI") for the immediately preceding twelve months. Mr. Compton is also entitled to an annual performance bonus of up to 110% of his base salary based on a comparison of the Company's average return on total capital employed over a four-year period as compared to an average target return on total capital as calculated for a select group of publicly traded apparel companies over the same period. To the extent authorized by the Company's Board of Directors, Mr. Compton also shall be entitled to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.


         If the agreement is terminated by the Company on or after January 1, 1999, for any reason other than cause of Mr. Compton's death or disability, the Company shall pay Mr. Compton a one-time, lump sum severance payment equal to the product of (i) the greater of two and the number of years (rounded to the nearest 1/12 of a year) remaining in the initial five-year term and (ii) the sum of Mr. Compton's average annual base salary and average annual bonus for the preceding three years. During the two-year period following termination of employment other than as a result of disability, Mr. Compton shall not engage in or have any impermissible financial interest in any business that is engaged in the merchandising, manufacturing, distribution or marketing of men's casual pants, shorts or jeans.

         Mr. Compton's agreement also provides for a one-time, lump sum severance payment, in lieu of any other severance payment, if Mr. Compton elects to terminate his employment with the Company either for "good reason" (as defined therein) or upon a "change of control" of the Company. Upon termination for "good reason," the severance payment will equal the product of (i) the greater of two and the number of years (rounded to the nearest 1/12th of a year) remaining in the initial five-year term and (ii) the sum of Mr. Compton's average annual base salary and average annual bonus for the preceding three years. Upon termination upon a "change of control," the severance payment will equal, depending on the extent of the change of control, either (a) two times Mr. Compton's average annual base salary for the preceding three years or (b) two times the sum of Mr. Compton's average annual base salary and average annual bonus for the preceding three years. Under the agreement, a "change of control" shall be deemed to have occurred if (i) any person (other than certain exempt persons, including Messrs. Compton and Kagan, Accel, the Company and their respective affiliates and associates) beneficially owns 25% (or, in certain cases, 33%) or more of the outstanding shares of voting capital stock or (ii) immediately following the sale or transfer of substantially all of the Company's assets, or the merger or consolidation of the Company with or into another person, any person (other than certain except persons) shall beneficially own 25% (or, in certain cases, 33%) or more of the surviving or acquiring person.


         Michael Kagan. The Company's employment agreement with Mr. Kagan is substantially the same as Mr. Compton's except that Mr. Kagan's current annual base salary is $330,000 and his maximum annual performance bonus equals 80% of his base salary.


         Richard J. Domino. The Company's employment agreement with Mr. Domino provides for an initial term ending in 2000, with automatic renewals beginning at the end of the second year such that there shall remain at all times thereunder a rolling one-year term of employment. Notwithstanding the foregoing, in the event the agreement has not been otherwise terminated, it will terminate automatically at the end of the Company's fiscal year in which Mr. Domino reaches age 65. The agreement provides for an annual base salary (currently $360,000) subject to a minimum annual increase equal to the increase in the CPI for the immediately preceding twelve months. Mr. Domino is also entitled to an annual performance bonus of up to 100% of his base salary.

         The agreement provides that, if Mr. Domino's employment is terminated without cause (as defined therein) by the Company, he shall be entitled to severance payments, payable biweekly, at his annual base salary rate at the time of termination until the end of the remaining term under the employment agreement. The agreement further provides that, if Mr. Domino is terminated by the Company for cause, Mr. Domino will not be entitled to any separation benefits and Mr. Domino's salary, bonus, benefits and business expense reimbursements shall cease as of the date of termination, except that payments due to Mr. Domino and not paid up to the date of such termination will be paid to Mr. Domino within forty-five (45) days of such termination.


         Michael R. Mitchell. The Company's employment agreement with Mr. Mitchell provides for an initial term ending in 2000, with automatic renewals beginning at the end of the second year such that there shall remain at all times thereunder a rolling one-year term of employment. Notwithstanding the foregoing, in the event the agreement has not been otherwise terminated, it will terminate automatically when Mr. Mitchell reaches age 65. The agreement provides for an annual base salary (currently $358,400).

         The agreement provides that, if Mr. Mitchell's employment is terminated without cause (as defined therein) by the Company, he shall be entitled to severance payments consisting of his base salary rate at the time of termination until the end of the remaining term under the employment agreement, any bonus accrued and certain benefits. The agreement further provides that, if Mr. Mitchell is terminated by the Company for cause, Mr. Mitchell will not be entitled to any separation benefits and Mr. Mitchell's salary, bonus, benefits and business expense reimbursements shall cease as of the date of termination.


         Compensation Committee Report on Executive Compensation.


         Introduction. Under the rules of the Commission, the Company is required to provide certain information concerning compensation of the Company's chief executive officer in particular, and the Named Executive Officers (Messrs. Compton, Domino, Kagan and Mitchell) for Fiscal 1999 as a group. The disclosure requirements include a report of the committee responsible for compensation decisions for the Named Executive Officers, explaining the rationale and considerations that led to those compensation decisions.

         Compensation Committee Role. The Compensation Committee and the Stock Option Committee currently are responsible for separate aspects of the Company's compensation program for its executive officers, including the Named Executive Officers. The Compensation Committee is responsible for establishing the compensation of the Company's directors and officers, including salaries, bonuses, termination arrangements and other executive officer benefits. The Stock Option Committee is responsible for the administration of both the Employee Plan, including the recipients, amounts and terms of stock option grants thereunder, and the 1996 Plan.


         Compensation Philosophy. The compensation philosophy for executive officers conforms generally to the compensation philosophy followed for all of the Company's employees. The Company's compensation is designed to maintain executive compensation programs and policies that enable the Company to attract and retain the services of highly qualified executives. In addition to base salaries, executive compensation programs and policies consisting of performance-based and discretionary cash bonuses and periodic grants of stock options are designed to reward and provide incentives for individual contributions as well as overall Company performance.

         The Compensation Committee monitors the operation of the Company's executive compensation policies. Key elements of the Company's compensation program consists of base salary, annual cash bonuses and periodic grants of stock options. The Company's policies with respect to these elements, including the basis for the compensation awarded the Company's chief executive officer, are discussed below. While the elements of compensation described below are considered separately, the Board of Directors and Compensation Committee take into account the full compensation package offered by the Company to the individual, including healthcare and other insurance benefits.

         Base Salaries. The Company has established competitive annual base salaries for all officers, including the Named Executive Officers. Effective as of the initial public offering, the Company entered into new employment agreements with each of its executive officers. The employment agreement for each of Messrs. Compton and Kagan provides for an initial term of five years, with automatic renewals. The employment agreement for Mr. Domino provides for an initial term of three years, with automatic renewals. The employment agreement with Mr. Mitchell provides for an initial term of two years, with automatic renewals. See "Executive Compensation-Employment Agreements." The annual base salaries for each of the Company's executive officers, including the Company's chief executive officer, reflect the subjective judgment of the Compensation Committee based on the consideration of the executive officer's position and tenure with the Company, the Company's needs, and the executive officer's individual performance, achievements and contributions to the growth of the Company. The minimum annual percentage increase in base salary under each of the foregoing employment agreements is the percentage increase in the CPI.

         Mr. Compton's annual base salary as the Company's chief executive officer was $550,000 for Fiscal 1999. The Board of Directors and Compensation Committee believe that this annual base salary is consistent with the salary range established for this position based on the factors noted above and Mr. Compton's prior experience and managerial expertise, his knowledge of the Company's operations and the industry in which it operates.

         Annual Bonus. Pursuant to their respective employment agreements, each of the Company's executive officers is eligible for an annual cash bonus. Mr. Compton is entitled to an annual performance bonus of up to 110% of his base salary based on a comparison of the Company's average return on total capital employed over a four-year period as compared to an average target return on total capital as calculated for a select group of publicly traded apparel companies over the same period. Messrs. Kagan and Domino are entitled to similarly computed annual performance bonuses, except that Mr. Kagan's maximum annual bonus equals 80% of his base salary and Mr. Domino's maximum bonus equals 100% of his base salary.

         The amount of the cash bonus paid to Mr. Compton as the Company's chief executive officer was $250,000 for Fiscal 1999, the majority of which was determined in accordance with the provisions of his current employment agreement.

         Stock Options. Under the Employee Plan, stock options may be granted to key employees, including executive officers of the Company. The Employee Plan is administered by the Stock Option Committee. The Stock Option Committee also administers the 1996 Plan.

         During Fiscal 1999, options to purchase 72,100 shares of Common Stock were granted to Mr. Compton under the Employee Plan. The principal factors considered in determining the granting of stock options to executive officers of the Company, including the Company's chief executive officer, were the executive officer's tenure with the Company, his total cash compensation for the prior year, the executive officer's acceptance of additional responsibilities and his contributions toward the Company's attainment of strategic goals.

         Section 162(m) Limitations. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Board of Directors' and Compensation Committee's commitment to link compensation with performance as described in this report, the Board of Directors and Compensation Committee currently intend to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m) of the Code.

         Compensation Committee:

                  William W. Compton
                  Eloy J. Vallina-Laguera
                  Leslie J. Gillock
                  Leon H. Reinhart


                         January 7, 2000

         The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Interlocks and Insider Participation.

         The members of the Compensation Committee are Messrs. Compton, Reinhart and Vallina-Laguera and Ms. Gillock. Except for Messrs. Compton, no officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the fiscal year ended October 2, 1999.


                              CERTAIN TRANSACTIONS

         The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or director of the Company or any entity in which an officer of director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

                                 Stock Ownership


         Based solely upon information furnished to the Company, the following table sets forth certain information with respect to the beneficial ownership of Common Stock as of December 31, 1999 by (i) each person who is known by the Company to beneficially own more than five percent of Common Stock, (ii) each nominee for director of the Company, (iii) each of the Named Executive Officers (as defined under "Election of Directors -- Executive Compensation" above), and
(iv) all officers and directors as a group.



                                                                               Shares Beneficially
                                                                                      Owned
                                                                       ------------------------------------
Name and Address of Beneficial Owner (1)                                                       Percent
----------------------------------------                                     Shares           of Class
                                                                             ------           --------


William W. Compton (2)...........................................           1,082,700           14.2%

Richard J. Domino (3)............................................              39,251            *

Michael Kagan (4)................................................             650,368            8.5

Jesus Alvarez-Morodo (5)(6)......................................           1,613,217           21.1

Eloy S. Vallina-Laguera (5)(6)...................................           1,607,117           21.1

Leslie J. Gillock (5)............................................               7,017            *

Donald H. Livingstone (5)........................................               8,667            *

Leon H. Reinhart (5).............................................               8,667            *

Charles J. Smith  (7)............................................               3,334            *

Michael R. Mitchell (8)                                                         3,334            *

Accel, S.A. de C.V. (6)..........................................           1,600,450           21.0
  Virginia Fabregas No. 80,
  Col. San Rafael, 06470 Mexico, D.F.

Lord Abbett & Co. (9)                                                         769,400           10.1
767 Fifth Avenue
New York, NY 10153

Advantus Capital Management, Inc. (10)                                        453,900            6.0
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

BlackRock Advisors, Inc. (11)                                                 442,050            5.8
Black Rock Financial Management, Inc.
1600 Market Street
Philadelphia, PA 19103

     PNC Bank Corp.
     PNC Bank, N.A.
     One PNC Plaza
     249 Fifth Avenue
     Pittsburgh, PA 15222

     PNC Bancorp, Inc.
     222 Delaware Avenue
     Wilmington, DE 19899

Morgens, Waterfall, Vintiadis & Co., Inc. (12)                                417,750            5.5
10 E. 50th Street
New York, NY 10022




All directors and officers as a group (10 persons)...............           3,454,890       ______


------------------
*Less than 1%.
(1) Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The numbers of shares shown include shares that are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days, upon the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the particular shareholder and by the group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the table, the business address of all persons named in the table is 4902 West Waters Avenue, Tampa, Florida 33634-1302.
(2) Includes 216,000 shares of Common Stock held by the Compton Family Limited Partnership. Includes 145,200 shares of Common Stock issuable upon the exercise of vested stock options. Does not include 54,800 shares of Common Stock issuable upon the exercise of nonvested stock options.
(3) Includes 38,201 shares of Common Stock issuable upon the exercise of vested stock options. Does not include 45,099 shares of Common Stock issuable upon the exercise of nonvested stock options. Includes 1,050 shares held as custodian for the benefit of his minor children.
(4) Includes 562,500 shares of Common Stock held by the Kagan Family Limited Partnership. Includes 87,868 shares of Common Stock issuable upon the exercise of vested stock options. Does not include 37,032 shares of Common Stock issuable upon the exercise of nonvested stock options.
(5) Includes 6,667 shares of Common Stock issuable upon the exercise of vested stock options. Does not include 3,333 shares of Common Stock issuable upon the exercise of nonvested stock options.
(6) Based on a Schedule 13G filed with the Commission on February 17, 1998. Consists of 1,600,450 shares held by Accel. Mr. Vallina-Laguera owns directly 130,862,957 shares, or 37.6%, of the outstanding common stock of Accel. In addition, he controls companies that hold 46,414,851 shares, or 13.3%, of the outstanding common stock of Accel. Mr. Alvarez-Morodo is the President and Chief Executive Officer of Accel. The business address of Mr. Vallina-Laguera is Av. Zarco No. 2401., Col. Zarco, Chihuahua, Chih., Mexico, and the business address of Mr. Alvarez-Morodo and Accel is Virginia Fabregas No. 80, Col. San Rafael, 06470 Mexico, D.F.
(7) Includes 3,334 shares of Common Stock issuable upon the exercise of vested stock options. Does not include 6,666 shares of Common Stock issuable upon the exercise of nonvested stock options.
(8) Includes 3,334 shares of Common Stock issuable upon the exercise of vested stock options. Does not include 51,666 shares of Common Stock issuable upon the exercise of nonvested options.
(9) Based on a Schedule 13G filed with the Commission on August 11, 1999. Lord Abbett & Co reports sole voting power of 769,400 shares of Common Stock and sole dispositive power of 769,400 shares of Common Stock.
(10) Based on a Schedule 13G filed with the Commission on February 2, 1999. Advantus Capital Management, Inc., a wholly-owned subsidiary of Minnesota Life Insurance Company, is the beneficial owner of 453,900 shares of Common Stock as a result of acting as investment adviser to several persons. Minnesota Life Insurance Company, through its control of Advantus Capital Management, Inc., has sole power to vote and to dispose of the 453,900 shares of Common Stock owned by persons advised by Advantus Capital Management, Inc.
(11) Based on a Schedule 13G filed with the Commission on February 12, 1999. BlackRock Financial Management, Inc., a wholly owned subsidiary of
     BlackRock Advisors, Inc., is the beneficial owner of 442,050 shares of common stock as a result of acting as an investment adviser to several persons. BlackRock Advisors, Inc. is a wholly owned subsidiary of PNC Bank, N.A., PNC Bancorp, Inc. and PNC Bank Corp. PNC Bank Corp., PNC Bancorp, Inc., PNC Bank, N.A., and BlackRock Advisors, Inc., through their control of BlackRock Financial Management, Inc., each have sole power to dispose of the 437,550 shares of Common Stock owned by BlackRock Financial Management and shared power to dispose of 5,000 additional shares owned by BlackRock Financial Management.
(12) Based on a Schedule 13G filed with the Commission on February 12, 1999. Morgens, Waterfall, Vintiadis & Co., Inc. is the beneficial owner of 417,750 shares of Common Stock as a result of acting as an investment adviser to several persons.

                          Shareholder Return Comparison

         The Company's Common Stock began trading on the Nasdaq National Market on October 29, 1997 in connection with the Company's initial public offering.
The price information reflected for the Common Stock in the following performance graph represents the closing sale price of the Common Stock for the period from October 29, 1997 through October 2, 1999. The performance graph compares the cumulative shareholder returns on the Common Stock with the Nasdaq Stock Market Index (U.S. Companies) and a Peer Index (as described below) over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Peer Index on October 29, 1997, and reinvestment of all dividends).


                     Comparison of Cumulative Total Returns
                      Tropical Sportswear Int'l Corporation

                                [PERFORMANCE GRAPH]


                           Year-End Cumulative Returns


                                                            October 29, 1997     FY 1998        FY 1999
                                                            ----------------     -------        -------
             Tropical Sportswear Int'l Corporation               100.0             148.2          151.3
             The Nasdaq Stock Market                             100.0             102.1          173.3
             Peer Index                                          100.0              85.3           72.2

         Total return calculations for the Nasdaq Stock Market Index (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is composed of the stocks of Haggar Clothing Co. (HGGR), Hartmarx Corporation (HMX), Kellwood Company (KWD), Oxford Industries, Inc. (OXM), Philips-Van Huesen Corporation
(PVH), Perry Ellis Int'l, Inc. (PERY), Tarrant Apparel Group (TAGS), and V.F. Corporation (VFC). Specific information regarding the companies comprising the Peer Index will be provided to any shareholder upon request to Michael Kagan, the Secretary of the Company.

                                   PROPOSAL II

     APPROVAL OF THE COMPANY'S PROPOSED 2000 LONG TERM INCENTIVE STOCK PLAN

2000 Long-Term Incentive Plan

         The Company currently maintains the Employee Plan and the 1996 Plan, which provide for the grant of options to purchase shares of the Company's Common Stock to employees of the Company and its subsidiaries. As of December 15, 1999, there were 16,928 shares of Common Stock remaining available for the grant of options under the Employee Plan. The Company does not grant new options under the 1996 Plan.

         The Company also maintains the Non-Employee Director Stock Option Plan, which provides for the automatic grant of options to non-employee directors of the Company upon their initial appointment or election and each subsequent re-election. As of December 15, 1999, there were 140,000 shares of Common Stock remaining available for grant of options under the Non-Employee Director Stock Option Plan.

         On January 5, 2000, the Board of Directors adopted the Tropical Sportswear Int'l Corporation 2000 Long-Term Incentive Plan (the "2000 Plan"), subject to approval of the 2000 Plan by the shareholders at the Annual Meeting. The 2000 Plan will be effective as of its approval by the shareholders at the Annual Meeting, and no awards will be made under the 2000 Plan prior to such approval. Whether or not the shareholders approve the 2000 Plan, the Company may continue to grant options under the Employee Plan and the Non-Employee Director Plan until the shares authorized thereunder are depleted or until such plans expire in 2007.

         The Company has reserved 500,000 shares of the authorized but unissued shares of Common Stock for issuance upon the grant or exercise of awards pursuant to the 2000 Plan.

         A summary of the 2000 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2000 Plan, which is filed as an exhibit to this Proxy Statement.

General

    The purpose of the 2000 Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, directors, and consultants to those of the stockholders, and by providing such employees, officers, directors, and consultants with an incentive for outstanding performance. As of December 15, 1999, there were approximately 1,470 employees (including all current executive officers) and directors eligible to participate in the 2000 Plan.

         Pursuant to Section 162(m) of the Code, the Company may not deduct compensation in excess of $1 million paid to the Named Executive Officers. The 2000 Plan is designed to comply with Code Section 162(m) so that the grant of options and stock appreciation rights under the 2000 Plan, and other awards, such as performance shares, that are conditioned on the performance goals described in Section 13.13 of the 2000 Plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved the 2000 Plan for submission to the stockholders at the annual meeting in order to permit the grant of awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

Shares Available for Awards under the 2000 Plan

         Subject to adjustment as provided in the 2000 Plan, the aggregate number of shares of Common Stock reserved and available for awards or which may be used to provide a basis of measurement for or to determine the value of an award, such as with a stock appreciation right or performance share award, is 500,000 shares. Not more than 10% of the total authorized shares may be granted as awards of restricted stock or unrestricted stock awards.

Administration

         The 2000 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), or at the discretion of the Board from time to time, by the Board. The Committee has the power, authority and discretion to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the 2000 Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the 2000 Plan. During any time that the Board is acting as administrator of the 2000 Plan, it shall have all the powers of the Committee thereunder. In addition, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee's authority with respect to those eligible participants who, at the time of grant are not, and are not anticipated to be become, either (i) Named Executive Officers or (ii) persons subject to the insider trading restrictions of Section 16 of the 1934 Act.

Awards

         The 2000 Plan authorizes the granting of awards to employees, officers, directors, and consultants of the Company or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock, which may be incentive stock options or nonqualified stock options, (ii) stock appreciation rights, or SARs; (iii) performance shares; (iv) restricted stock; (v) dividend equivalents;
(vi) other stock-based awards; or (vii) any other right or interest relating to Common Stock or cash. Not more than 10% of the total authorized shares may be granted as awards of restricted stock or unrestricted stock awards. The maximum number of shares of Common Stock with respect to one or more options and/or SARs that may be granted during any one calendar year under the 2000 Plan to any one participant is 200,000. The maximum fair market value of any awards (other than options and SARs) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the 2000 Plan is $4,000,000.

         Stock Options. The Committee is authorized to grant options, which may be incentive stock options or nonqualified stock options, to participants. All options will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Committee; provided, however, that the exercise price of an option shall not be less than the fair market value of the underlying Common Stock as of the date of the grant. The terms of any incentive stock option must meet the requirements of
Section 422 of the Code, including stockholder approval requirements.

         Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant. All awards of SARs will be evidenced by an award agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

         Performance Shares. The Committee may grant performance shares to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions to payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

         Restricted Stock Awards. The Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

         Dividend Equivalents. The Committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an award, as determined by the Committee. The Committee may provide that dividend equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

         Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Committee to be consistent with the purposes of the 2000 Plan, including without limitation shares Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock and awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified parents or subsidiaries of the Company. The Committee will determine the terms and conditions of any such awards.

         Performance Goals. The Committee may determine that any award will be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, revenue, profit contribution, net income, EBIT, EBITDA, or earnings per share, or (e) any combination of the goals set forth in (a) through (d) above. If an award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m) or the regulations thereunder), and the Committee may reduce (but not increase) the award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

         Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

         Acceleration of Awards. Upon a participant's death or disability, all of his or her outstanding options and other awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding awards will lapse. Any such awards will thereafter continue or lapse in accordance with the other provisions of the 2000 Plan and the award agreement.

         In the event of a Change in Control of the Company (as defined in the 1999 Plan), all outstanding options and other awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding awards will lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that would otherwise qualify for such accounting treatment and is contingent upon qualifying for such accounting treatment. Regardless of whether an event described above shall have occurred, the Committee may in its sole discretion declare all outstanding options and other awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among participants or among awards in exercising such discretion.

Termination and Amendment

         The Board of Directors or the Committee may, at any time and from time to time, terminate, amend or modify the 2000 Plan without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the 2000 Plan may adversely affect any award previously granted under the 2000 Plan, without the written consent of the participant. In addition, the original term of any option granted under the 2000 Plan may not be extended, and, except as otherwise provided in the anti-dilution provision of the 2000 Plan, the exercise price of any option may not be reduced.

Certain Federal Income Tax Effects

         The following is a brief general description of the consequences under the Code and current federal income tax regulations of the receipt or exercise of awards under the Plan.

         Nonqualified Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted nonqualified stock option. However, the participant will realize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to Code Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

         Incentive   Stock  Options.   There  will  be  no  federal  income  tax
consequences to either the Company or the participant upon the grant of an incentive stock option or the exercise thereof by the participant, except that upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference. If the participant holds the shares of Common Stock for the greater of two years after the date the option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations).

         SARs. A participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code Section 162(m) limitations).

         Performance Shares. A participant receiving performance shares will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a participant receives payment of performance shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code
Section 162(m) limitations)

         Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock and the Company will be entitled to a corresponding tax deduction at that time (subject to Code Section 162(m) limitations).

Benefits to Named Executive Officers and Others

         As of the date of this proxy statement, no awards had been granted or approved for grant under the 2000 Plan. Any awards under the 2000 Plan will be made at the discretion of the Committee or the Board, as the case may be. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any particular person or group pursuant to the 2000 Plan.

        The Board of Directors recommends that shareholders vote FOR the Company's proposed 2000 Long Term Incentive Plan . If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the amendment. Adoption of Proposal II will require that of the votes cast by the shares of Common Stock represented and entitled to vote at the Annual Meeting, the votes in favor of the Proposal exceed the votes against the Proposal.

                                  PROPOSAL III

                    RATIFICATION OF THE COMPANY'S INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


         The Company's Board of Directors has selected Ernst & Young LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending September 30, 2000. Ernst & Young LLP has no financial interest, direct or indirect, in the Company and does not have any connection with the Company except in its professional capacity as independent certified public accountants. The holders of Common Stock will have the opportunity to ratify the Board of Directors' selection of Ernst & Young LLP as independent certified public accountants to the Company for the fiscal year ending September 30, 2000. The ratification by the holders of Common Stock of the selection of Ernst & Young LLP as independent certified public accountants to the Company is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this selection to the holders of Common Stock. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent certified public accountants for the fiscal year ending September 30, 2000. Even if the selection is ratified, the Board of Directors in its sole discretion may direct the appointment of a different independent accounting firm at any time during the fiscal year if the Board determines that such a change would be in the best interest of the Company and its shareholders.

        The Board of Directors recommends that shareholders vote FOR ratification of the selection of Ernst & Young LLP as independent certified public accountants for the fiscal year September 30, 2000. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR ratification. Adoption of Proposal III will require that of the votes cast by the shares of Common Stock represented and entitled to vote at the Annual Meeting, the votes in favor of the Proposal exceed the votes against the Proposal.

                              SHAREHOLDER PROPOSALS
                     FOR 2001 ANNUAL MEETING OF SHAREHOLDERS


        Proposals of shareholders, including nominations for the Board of Directors, intended to be presented at the annual meeting of shareholders to be held in 2001 should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Tampa, Florida on or before September 9, 2000 to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting. Any shareholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the shareholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information required by the rules and regulations of the Commission.


                                  OTHER MATTERS

Section 16(a) Beneficial Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and any persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely upon a review of the copies of the Forms 3, 4 and 5 furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during Fiscal 1999, all persons subject to the reporting requirements with regard to the Common Stock complied with all applicable filing requirements.

Expenses of Solicitation

        The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Miscellaneous

        Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

Availability of Annual Report

        Accompanying this Proxy Statement is a copy of the Company's Annual Report for Fiscal 1999. Shareholders who would like additional copies of the Annual Report should direct their requests in writing to: Tropical Sportswear Int'l Corporation, 420 W. Waters Avenue, Tampa, Florida 33634-1302, Attention:
Michael Kagan, Secretary.

                                   APPENDIX A


                      TROPICAL SPORTSWEAR INT'L CORPORATION
                          2000 LONG-TERM INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

     1.1 GENERAL. The purpose of the Tropical Sportswear Int'l Corporation 2000 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Tropical Sportswear Int'l Corporation (the "Corporation"), by linking the personal interests of its employees, officers, directors and consultants to those of Corporation shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants.

                                    ARTICLE 2
                                 EFFECTIVE DATE

     2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the shareholders of the Corporation (the "Effective Date").

                                    ARTICLE 3
                                   DEFINITIONS

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c) "Board" means the Board of Directors of the Corporation.

                  (d) "Change of Control" means and includes the occurrence of any one of the following events:

                           (i) individuals who, at the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act ("Election
                  Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

                           (ii) any  person  becomes a  "beneficial  owner"  (as
                  defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing more than 50% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph
                  (ii) shall not be deemed to be a Change in Control of the Corporation by virtue of any of the following acquisitions:
                  (A) any acquisition by a person who is on the Effective Date the beneficial owner of more than 50% or more of the outstanding Company Voting Securities, (B) an acquisition by the Corporation which reduces the number of Company Voting
                  Securities outstanding and thereby results in any person acquiring beneficial ownership of more than 50% of the outstanding Company Voting Securities; provided, that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Corporation shall then occur, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Parent or Subsidiary, (D) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, or (E) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

                           (iii) the consummation of a  reorganization,  merger,
                  consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Reorganization"), or the sale or other disposition of all or substantially all of the Corporation's assets to an entity that is not an affiliate of the Corporation (a "Sale"), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Corporation (in either case, the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Corporation Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Corporation, (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation, or (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of more than 50% of the outstanding Company Voting Securities) is the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction").

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee"  means the committee of the Board described in
         Article 4.

                  (g) "Corporation" means Tropical Sportswear Int'l, Inc., a Florida corporation.

                  (h) "Covered Employee" means a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitation of Code Section 162(m) are applicable to the Corporation and any reliance period under Code
         Section 162(m) has expired, as described in Section 16.15 hereof.

                  (i)  "Disability"  shall mean any illness or other physical or
         mental   condition  of  a  Participant  that  renders  the  Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

                  (j)  "Dividend   Equivalent"   means  a  right  granted  to  a
         Participant under Article 11.

                  (k)  "Effective  Date" has the meaning  assigned  such term in
         Section 2.1.

                  (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

                  (o)  "Option"  means a right  granted to a  Participant  under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                  (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(f) of the Code.

                  (r) "Participant" means a person who, as an employee, officer, director or consultant of the Corporation or any Parent or Subsidiary, has been granted an Award under the Plan.

                  (s) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                  (t) "Plan" means the Tropical Sportswear Int'l, Inc. 2000 Long-Term Incentive Plan, as amended from time to time.

                  (u)  "Restricted   Stock  Award"  means  Stock  granted  to  a
         Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                  (v) "Stock" means the $.01 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

                  (w) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (x) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

                  (y) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                  (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 4
                                 ADMINISTRATION

     4.1 COMMITTEE. The Plan shall be administered by a committee (the "Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code
Section 162(m) and such relief is sought by the Corporation, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE.   Except as  provided below,  the Committee has
the exclusive power, authority and discretion to:

                  (a)      Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (h) Decide all other matters that must be determined in connection with an Award;

                  (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                  (k) Amend the Plan or any Award Agreement as provided herein.

     Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Corporation some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either
(i) Covered Employees or (ii) persons subject to the insider trading restrictions of Section 16 of the 1934 Act.

     4.4.DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 500,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2 LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 200,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $4,000,000.

                                    ARTICLE 6
                                   ELIGIBILITY

     6.1 GENERAL. Awards may be granted only to individuals who are employees, officers, directors or consultants of the Corporation or a Parent or Subsidiary.

                                    ARTICLE 7
                                  STOCK OPTIONS

     7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                  (e)      EXERCISE  TERM.   In  no  event  may  any  Option  be
         exercisable for more than ten years from the date of its grant.

     7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances:

                           (1) The Incentive  Stock Option shall lapse as of the
                  option expiration date set forth in the Award Agreement.

                           (2) The Incentive  Stock Option shall lapse ten years
                  after it is granted, unless an earlier time is set in the Award Agreement.

                           (3) If the Participant  terminates employment for any
                  reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Corporation for cause (as determined by the Corporation), the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

                           (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during
                  the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with
                  Section 13.6.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of
         Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

     8.1 GRANT  OF  SARs.   The   Committee  is  authorized  to  grant  SARs  to
Participants on the following terms and conditions:

                  (a)      RIGHT TO PAYMENT.   Upon  the  exercise  of  a  Stock
         Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                          (1) The  Fair Market Value  of  one  share of Stock on
                 the date of exercise; over

                          (2) The grant price of the Stock Appreciation Right as
                 determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                               PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                             RESTRICTED STOCK AWARDS

     10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12
                            OTHER STOCK-BASED AWARDS

     12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13
                         PROVISIONS APPLICABLE TO AWARDS

     13.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1 and Section 15.2), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

     13.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

     13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director or consultant, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9 ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Corporation's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10 ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.11 ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

     13.12 EFFECT OF ACCELERATION. If an Award is accelerated under Section 13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.13 PERFORMANCE GOALS. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's stock price, (c) the Corporation's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenue, profit contribution, net income, EBIT, EBITDA, or earnings per share, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m) or the regulations thereunder), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.14 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off of the Participant's employer from the Corporation or any Parent or Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Corporation, a Parent or Subsidiary for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

     13.15 LOAN PROVISIONS. With the consent of the Committee, the Corporation may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be made with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

                                   ARTICLE 14
                          CHANGES IN CAPITAL STRUCTURE

     14.1 GENERAL. In the event of a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

                                   ARTICLE 15
                     AMENDMENT, MODIFICATION AND TERMINATION

     15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination, and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16
                               GENERAL PROVISIONS

     16.1 NO RIGHTS TO AWARDS. No Participant or any eligible Participant shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or eligible Participants uniformly.

     16.2 NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3 WITHHOLDING. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director, or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director, or consultant of the Corporation or any Parent or Subsidiary.

     l6.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     16.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.8     EXPENSES.   The expenses  of administering the Plan shall be borne
by the Corporation and its Parents or Subsidiaries.

     16.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.11 FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.13 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Florida.

     16.14 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     16.15 Code Section 162(m). The deduction limits of Code Section 162(m) and the regulation thereunder do not apply to the Corporation until such time, if any, as any class of the Corporation's common equity securities is registered under Section 12 of the 1934 Act or the Corporation otherwise meets the definition of a "publicly held corporation" under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

     The foregoing is hereby acknowledged as being the Tropical Sportswear Int'l, Inc. 2000 Long-Term Incentive Plan as adopted by the Board of Directors of the Corporation on January 5, 2000.

                      TROPICAL SPORTSWEAR INT'L CORPORATION


                      By:  /s/ Michael Kagan
                           Michael Kagan

                      Its: Executive Vice President
                           Chief Financial Officer and
                           Corporate Secretary

                                     PROXY

                      TROPICAL SPORTSWEAR INT'L CORPORATION
                                 Tampa, Florida
                       2000 Annual Meeting of Shareholders


        The undersigned shareholder of Tropical Sportswear Int'l Corporation (the "Company"), Tampa, Florida, hereby constitutes and appoints William W. Compton and Michael Kagan, or either one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting of Shareholders to be held at the offices of the Company at 4902 West Waters Avenue, Tampa, Florida 33634-1302 on Wednesday, February 2, 2000, at 10:00 A.M., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated January 7, 2000, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals submitted to the Company for a vote of the shareholders at the Annual Meeting after November 20, 1999, as well as on the election of any person as a director if a director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. The Board of Directors recommends a vote FOR the proposals.


         Proposal I: Election of Directors. On the proposal to elect the following directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

                     Terms to Expire in 2003

                        William W. Compton
                       Jesus Alvarez-Morodo

           For |_|                      Withhold Authority |_|

To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:


Proposal II:  Approval of the Company's Proposed 2000 Long Term Incentive Plan:

         For |_|              Against |_|            Abstain |_|

         Proposal III: Ratification of the Company's Independent Auditors. On the Proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2000:

         For |_|              Against |_|             Abstain |_|


        This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

        Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.


                                  Shares Held:   ____________________



                                    Signature of Shareholder



                                    Signature of Shareholder (If held Jointly)

                                    Dated: _________________________, _____
                                                  Month                Day


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TROPCICAL SPORTSWEAR INT'L CORPORATION AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.